American Beacon Large Cap Value Fund
C Class

American Beacon Small Cap Value Fund
C Class

Supplement dated December 1, 2010 to the
Prospectus dated September 1, 2010

The information below supplements the Prospectus dated September 1, 2010, and is in addition to any other supplement(s):

American Beacon Large Cap Value Fund

On November 22, 2010, American Beacon Advisors, Inc. notified Metropolitan West Capital Management, LLC of its intent to terminate its services as a sub-advisor to the American Beacon Large Cap Value Fund.  The American Beacon Funds’ Board of Trustees appointed Massachusetts Financial Services Co. (“MFS”) as a sub-advisor to the American Beacon Large Cap Value Fund. The transition of assets managed by Metropolitan West Capital Management, LLC to MFS, Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Managers, LLC and Hotchkis and Wiley Capital Management, LLC will proceed based on market conditions and will be completed as soon as practicable.

In the “Management” section under “Sub-Advisors”, all references to Metropolitan West Capital Management, LLC are deleted and replaced with the following:

Massachusetts Financial Services Co. (Since 2010)

In the “Management” section under “Portfolio Managers”, all references to Metropolitan West Capital Management, LLC are deleted and replaced with the following:

Massachusetts Financial Services Co.
Steven R. Gorham
Portfolio Manager	Since 2010

Nevin P. Chitkara
Portfolio Manager	Since 2010
In the “Additional Information About the Funds”- “Additional Information About the Multi-Manager Strategy” section under Large Cap Value Fund all references to Metropolitan West Capital Management, LLC are deleted and replaced with Massachusetts Financial Services Co.`The paragraph following the list of sub-advisors is deleted and replaced with the following:

The assets will be allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Managers, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund's assets will be allocated to Massachusetts Financial Services Co. initially. The Manager will increase the allocation to Massachusetts Financial Services Co. as Fund flows, capacity constraints and other considerations by the Manager may require.

In the “Fund Management” - “The Sub-Advisors” section, the following paragraphs are inserted after the description of Logan Circle Partners, L.P. and all references to Metropolitan West Capital Management, LLC are deleted.

MASSACHUSETTS FINANCIAL SERVICES CO. (“MFS”), 500 Boylston Street, Twenty-First Floor, Boston, MA 02116, is a premier asset management firm that offers mutual funds, institutional and separately managed account strategies in equity and fixed-income products, which are supported by a global team of portfolio managers and research analysts.  MFS traces its origin to 1924 and the creation of the United States’ first open-end mutual fund, Massachusetts Investors Trust.  As of October 31, 2010, MFS had assets of approximately $212.2 billion under management, including approximately $457 million of assets of AMR Corporation and its subsidiaries and affiliated entities.  MFS serves as sub-advisor to the Large Cap Value Fund.

Steven Gorham and Nevin Chitkara co-manage MFS’ Large Cap Value Equity strategy.  Mr. Gorham, Senior Vice President, joined MFS in 1989 as a Teleservices Representative.  He was promoted to a Marketing Representative in 1991, and later promoted to Equity Research Analyst in 1992 following U.S. media, paper and forest products, and cellular telephones.  From 1995 to 2000, Mr. Gorham was an international analyst following autos, consumer staples, retail, chemicals, utilities, and health care.  He became a Portfolio Manager in 2000.  Mr. Chitkara, Senior Vice President, joined MFS in 1997 as an Equity Research Analyst following telecom services, electrical equipment, food, beverage & tobacco, transportation, and business services.  He was named a Portfolio Manager in 2006.

American Beacon Small Cap Value Fund

On November 22, 2010, American Beacon Advisors, Inc. terminated Metropolitan West Capital Management, LLC as a sub-advisor to the American Beacon Small Cap Value Fund.

In the “Management” section under “Sub-Advisors”, all references to Metropolitan West Capital Management, LLC are deleted.

In the “Additional Information About the Funds”- “Additional Information About the Multi-Manager Strategy” section under Small Cap Value Fund, all references to Metropolitan West Capital Management, LLC are deleted.

In the “Fund Management” - “The Sub-Advisors” section, all references to Metropolitan West Capital Management, LLC are deleted.

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